Exhibit 99.1

www.eyegatepharma.com NASDAQ: EYEG NASDAQ: EYEG EyeGate Pharmaceuticals, Inc. 271 Waverley Oaks Road, Suite 108 Waltham, MA 02452 www.eyegatepharma.com OBG: The Ocular Liquid Bandage A crosslinked hyaluronic acid (CMHA - S) eye drop for corneal wounds and epitheliopathies, including dry eye Follow us on Facebook, LinkedIn and Twitter

Forward Looking Statements

EyeGate pharma

Some of the matters discussed in this presentation contain forward-looking statements that involve significant risks and uncertainties, including statements relating to the prospects for the Company's lead product EGP-437, for the timing and outcome of the Company's clinical trials, the potential approval to market EGP-437, and the Company's capital needs. Actual events could differ materially from those projected in this presentation and the Company cautions investors not to rely on the forward-looking statements contained in, or made in connection with, the presentation.

Among other things, the Company's clinical trials may be delayed or may eventually be unsuccessful. The Company may consume more cash than it currently anticipates and faster than projected. Competitive products may reduce or eliminate the commercial opportunities of the Company's product candidates. If the U.S. Food and Drug Administration or foreign regulatory agencies determine that the Company's product candidates do not meet safety or efficacy endpoints in clinical evaluations, they will not receive regulatory approval and the Company will not be able to market them. Operating expense and cash flow projections involve a high degree of uncertainty, including variances in future spending rate due to changes in corporate priorities, the timing and outcomes of clinical trials, regulatory and developments and the impact on expenditures and available capital from licensing and strategic collaboration opportunities. If the Company is unable to raise additional capital when required or on acceptable terms, it may have to significantly alter, delay, scale back or discontinue operations.

Additional risks and uncertainties relating to the Company and its business can be found in the "Risk Factors" section of the Company's Annual Report on Form 10-K filed with the SEC on February 23, 2017. The Company undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in the Company's expectations, except as required by applicable law.

The Company uses its website (www.EyeGatePharma.com), Facebook page (https://www.facebook.com/ EyeGatePharma/), corporate Twitter account (https://twitter.com/EyeGatePharma), and LinkedIn page (https://www.linkedin.com/company/135892/) as channels of distribution of information about the Company and its product candidates. Such information may be deemed material information, and the Company may use these channels to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor the Company's website and its social media accounts in addition to following its press releases, SEC filings, public conference calls, and webcasts. The social media channels that the Company intends to use as a means of disclosing the information described above may be updated from time to time as listed on the Company's investor relations website.

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www.eyegatepharma.com NASDAQ: EYEG

Hyaluronic Acid

EyeGate pharma

Hyaluronic acid (HA) is a naturally occurring compound in the body

- ~15 grams of HA in an adult human body
- Possesses unique properties such as hydration (synovial fluid) and promotion of wound healing (skin): ideal for ocular surface
- Issue: rapidly degrades, one-third is naturally turned-over (degraded and synthesized) every day

Properties

- **High-molecular weight HA is non-immunogenic**
- **High-molecular weight HA binds up to 1,000 times its volume in water weight**
- **HA provides: hydration, lubrication of joints, and a meshwork for cell migration**

Regulatory Approvals

U.S. – Dermatology & Osteoarthritis

- HA approved in the U.S. as a device for wound and burn management and injections to treat knee pain caused by osteoarthritis

Ex-U.S. – Dry Eye & Wound Healing

- Low concentration formulations of HA eye drops (0.1% to 0.4%) are the standard of care in Europe and Asia for ocular wound healing, dry eye and ocular surface damage

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www.eyegatepharma.com NASDAQ: EYEG

EyeGate's CMHA-S Platform:
A unique crosslinked, high concentration version of Hyaluronic acid

First and Only Eye Drop in the U.S. Targeting Acceleration of Re-Epithelialization

Hyaluronic Acid (HA)



Crosslinked HA



Crosslinking - Prevents Degradation and Increases Ocular Surface Retention

- Crosslinking creates a 3D structure that stabilizes the molecule → **Resists degradation**
- Prolonged residency time on the ocular surface → **90 to 120 minutes**
- Higher viscosity/shear rate → **Thins with blinking and is non-blurring**
- Scaffolding matrix → **Protects the ocular surface**
- Preservative-Free, 100% pure HA → **Natural product, safe, well tolerated, well known to physicians**

A high concentration HA eye drop (0.75%) for potentially treating a wide variety of ocular surface pathologies from dry eye to wound healing

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www.eyegatepharma.com NASDAQ: EYEG

EyeGate Ocular Bandage Gel (OBG)

EyeGate pharma

Demonstrated efficacy and safety in animals



Commercially available as a veterinary device

- Manufactured by SentrX Animal Care
- Sold in the U.S. and certain European countries by Bayer Animal Health as Remend® Corneal Repair[1]
- 5 years in thousands of dogs, cats and horses, with an excellent efficacy/safety profile

Efficacy of CMHA-S has been demonstrated in various animal pathologic conditions

- Post traumatic corneal stromal ulcers (real world dogs and cats)
- Corneal abrasion and alkali burn injuries (rabbit models)
- Dry eye (veterinary dogs who failed topical cyclosporine)

Molly: 12 year old cat with a non-healing corneal defect


A
B

A. Non-healing at 42 days

B. Ulcer healing after 12 days of using 0.75% CMHA-S

1. EyeGate has human ophthalmic rights only. Visit http://www.bayerdvm.com/show.aspx/remend-cross-linking-video

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www.eyegatepharma.com NASDAQ: EYEG

Healing Corneal Abrasions and Alkali Burns

Efficacy Study: Rabbits[1]

CMHA-S treated central corneal epithelium exhibited a faster wound closure

CMHA-S treated cornea exhibited "more normal" epithelial and stromal organization


A
0d
1d
2d
3d
B
Percentage reduction of wound area (%)
100
80
60
40
20
0
P < 0.01
PBS
CMHA-SX

A. Fluorescein staining of corneal epithelial abrasions
B. Quantitative analysis at 24 hours; 49% vs 83% complete


A
B

Histology of alkali burn healing

A. Control at Day 12 central wound with unhealed corneal epithelium
B. CMHA-S treated central epithelium and corneal stroma showing a better organization than control

- **Abrasion:** Wound closure complete by 48 hours with CMHA-S
- **Burns:** Complete re-epithelization at Day 12 for CMHA-S but not for control

1. Guanghui Yang, Ladan Espandar, Nick Mamalis and Glenn D. Prestwich, Veterinary Ophthalmology 2010

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www.eyegatepharma.com NASDAQ: EYEG

CMHA-S Eye Drop Accelerates Corneal Surface Re-Epithelialization

EyeGate pharma

Completed First Human Clinical Trial in PRK Patients

- **PRK surgery provides several advantages as indication to evaluate the Ocular Liquid Bandage Gel (OBG)**
  - A homogenous patient population with large epithelial defects of the same size
- **39 subjects randomized to one of three groups: both eyes received the same treatment**
  - (i) OBG alone (ii) OBG + Bandage Contact Lens (BCL) (iii) Standard of care (BCL + Artificial Tears)
  - OBG alone demonstrates accelerated wound healing vs. standard of care
    - 55% more patients healed by Day 3
    - Wound size up to ~36% smaller by Day 1 (24 hr. post-op), 83.3% smaller by Day 3 with OBG alone

	# Subjects per arm	Closed Wound: Day 3		Length in mm: Day 1		Length in mm: Day 3	
		#	%	Horizontal	Vertical	Horizontal	Vertical
Arm 1: OBG	12	10	83.3%	4.1	4.5	0.10	0.20
Arm 2: OBG + BCL	14	9	64.3%	6.3	6.50	0.30	0.30
Arm 3: BCL + AT[1]	13	7	53.8%	6.4	6.20	0.60	0.60
Total Subjects Enrolled	39						
OBG: % better than BCL			54.8%	35.9%	27.4%	83.3%	66.7%

Moving to formal pilot trials in PRK and Moderate Dry Eye Patients with Top-line Data expected Q3-2018

7 www.eyegatepharma.com NASDAQ: EYEG

Eye Drop Regulated as a Device

Accelerates Development Plan

EyeGate pharma

Meeting with FDA (Nov 2016) Confirms *de novo* 510(k) Filing Path

- **No predicate device – label determined by clinical trials demonstrating superiority**
- **Initial superiority claim discussed: acceleration of re-epithelization of corneal wounds/defects**
  - PRK is an excellent homogenous model for measuring time to corneal wound repair
- **Current development plan includes additional clinical studies beyond PRK**
  - Punctate Epitheliopathies: focus is on moderate dry eye
  - Superiority claim: reduction in corneal staining
- **Broadening indication for use (IFU) post initial *de novo* clearance (PRK and PE)**
  - Subsequent filings reviewed in approximately 4 months (i.e. 510(k) clearance)
  - Similar to PE, claims can be based on size of defect, not a specific indication

Initial Two Indications: Photorefractive Keratectomy and Punctate Epitheliopathies

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www.eyegatepharma.com NASDAQ: EYEG

www.eyegatepharma.com NASDAQ: EYEG 9 Management of Punctate Epitheliopathy Pilot Trial Design ▪ PE as defined by fluorescein staining of cornea: NEI scale • Randomization: NEI score ≥ 5 ▪ 30 subjects for 2 arm trial: 15 subjects per arm • Safety will include both eyes (N = 60) ▪ 42 Day trial: 2 week wash - out/run - in followed by 4 weeks of two arms • Day - 14 screening: all subjects stop all topicals and take Refresh PF artificial tears QID OU for 14 days • Day 0 randomization: OBG QID for 28 days vs Refresh PF artificial tears QID OU for 28 days ▪ Primary performance outcome: • Change in NEI corneal staining score from baseline to Day 28 between OBG arm and artificial tears arm for the study eye Targeting Moderate Dry Eye Patients with Top - line Data expected Q2 2018

EyeGate Ocular Bandage Gel (OBG)

Broad Clinical Application & Large Market Opportunity

EyeGate's proprietary crosslinking has potential to address multiple conditions

- Targeting data from next PRK trial and PE trial in first half of 2018, with anticipated filing of de novo 510(k) by first quarter 2019

Corneal Wounds and Epitheliopathies: U.S. Numbers

- Refractive surgeries (PRK)
- Vitrectomies (Diabetics)
- Collagen crosslinking
- Pre-cataract surgery

- Neurotrophic keratitis (Herpes, Diabetes)
- Contact lens wear
- Ocular irritants


Surgery:
>4.0 million
(~0.2 million prescriptions)
Ocular / Systemic Disorders:
>55.0 million
(~0.9 million prescriptions)
Ocular trauma:
~1.8 million
(~0.14 million prescriptions)
Epithelial injury (exposure):
~16.0 million
(~2.2 million prescriptions)

- Corneal foreign bodies
- Abrasions / contusions
- Chemical burns
- Difficult to heal alkali burns (PCED)

Dry Eye

- Episodic / mild
- Moderate
- Severe

1. Source: American Academy of Ophthalmology (https://www.aao.org/newsroom/eye-health-statistics)

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www.eyegatepharma.com NASDAQ: EYEG

Continued Unmet Medical Need & Modest Development Investment Creates Opportunity Even in Face of Generic Restasis Entry

EyeGate pharma

Over 76M patients with corneal wounds or epitheliopathies in US but only 3.5M Rx's of current treatment options

- **Primary focus on punctate epitheliopathy/moderate dry eye market**
  - Patients not adequately managed on artificial tears and/or adjunctive to Restasis / Xiidra
  - Physician research supports need for additional treatment options & strong support for OBG profile in dry eye and wound management
- **Payer research, *which anticipates generic Restasis*, supports WAC in the range of $125-$225 with Nets of $105 - $165 in Commercial plans where patient OOP is ~$35**
  - As a medical device OBG will NOT be covered by Medicare Part D
  - A device outside of Medicare Part D, however, makes patients eligible for discount programs → Net patient OOP ~$75
- **In early discussions regarding partnership or acquisition**
  - Building plans and capabilities for self launch if desired

11 www.eyegatepharma.com NASDAQ: EYEG

Development Timeline

EyeGate pharma


Program
Disease Area
2017
2018
2019
2020
OBG Eye Drop
Crosslinked Hyaluronic Acid
Large Corneal Wounds
Photorefractive Keratectomy (PRK)
PoC Trial
IDE Work
Pilot Trial
Pivotal Trial
de novo 510(k)
Launch
Punctate Epitheliopathies
Focus: Moderate Dry Eye
Pilot Trial
Pivotal Trial
OBG + Corticosteroid Eye Drop
Crosslinked Hyaluronic Acid
Punctate Epitheliopathies
Focus: Severe Dry Eye
Preclinical Work
IND
Ph 1b/2a Trial
Ph 2b Trial

www.eyegatepharma.com NASDAQ: EYEG

www.eyegatepharma.com NASDAQ: EYEG Proprietary Formulation of HA Resists Degradation and Accelerates Re - Epithelialization A New Product: Improves Upon an Old Standby 13 • Proprietary crosslinked HA produces a preservative - free, high concentration eyedrop that resists degradation and adheres to the ocular surface without blurring vision • Hydrating, protectant and lubricant that facilitates acceleration of corneal re - epithelialization • Positive results in human PRK trial has led to addition of clinical studies for moderate dry eye • Physician and Payer research support demand and reimbursement • Following a medical device pathway, approval by late 2019 possible

www.eyegatepharma.com NASDAQ: EYEG EyeGate Pharmaceuticals, Inc. 271 Waverley Oaks Road, Suite 108 Waltham, MA 02452 www.eyegatepharma.com Thank You! NASDAQ: EYEG www.eyegatepharma.com Follow us on Facebook, LinkedIn and Twitter